[Conformed Copy of Amended and Restated Plan as amended by Amendment Nos. 1 – 4]
ADA-ES, INC.
AMENDED AND RESTATED
2007 EQUITY INCENTIVE PLAN AS AMENDED
1. Purposes of the Plan. The purposes of this Plan are to attract and retain the best available personnel, to provide additional incentives to Employees, Directors and Consultants and to promote the success of the Company’s business.
2. Definitions. As used herein, the following definitions shall apply:
(a) “Administrator” means the Board or any of the Committees appointed to administer the Plan.
(b) “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act.
(c) “Applicable Laws” means the legal requirements relating to the administration of stock incentive plans, if any, under applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system and the rules of any foreign jurisdiction applicable to Awards granted to residents therein.
(d) “Assumed” means that (i) pursuant to a Corporate Transaction defined in Section 2(q)(i), 2(q)(ii) or 2(q)(iii), the contractual obligations represented by the Award are expressly assumed (and not simply by operation of law) by the successor entity or its Parent in connection with the Corporate Transaction with appropriate adjustments to the number and type of securities of the successor entity or its Parent subject to the Award and the exercise or purchase price thereof which preserves the compensation element of the Award existing at the time of the Corporate Transaction as determined in accordance with the instruments evidencing the agreement to assume the Award or (ii) pursuant to a Corporate Transaction defined in Section 2(q)(iv) or 2(q)(v), the Award is expressly affirmed by the Company.
(e) “Award” means the grant of an Option, Restricted Stock or other right or benefit under the Plan.
(f) “Award Agreement” means the written agreement evidencing the grant of an Award executed by the Company and the Grantee, including any amendments thereto.
(g) “Board” means the Board of Directors of the Company.
(h) “Cash Award” means an Award granted under the Plan that provides for a cash payment to a Grantee related to the Continuous Service of such Grantee and to performance goals for the Company (or one or more Related Entities) over a specified time period.
(i) “Cause” means, with respect to the termination by the Company or a Related Entity of the Grantee’s Continuous Service, that such termination is for “Cause” as such term is expressly defined in a then-effective written agreement between the Grantee and the Company or such Related Entity, or in the absence of such then-effective written agreement and definition, is based on, in the determination of the Administrator, the Grantee’s: (i) performance of any act or failure to perform any act in bad faith and to the detriment of the Company or a Related Entity; (ii) dishonesty, intentional misconduct or material breach of any agreement with the Company or a Related Entity; or (iii) commission of a crime involving dishonesty, breach of trust or physical or emotional harm to any person.
(j) “Change in Control” means a change in ownership or control of the Company effected through either of the following transactions:
(i) the direct or indirect acquisition by any person or related group of persons (“Person”) (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan or by a Person that directly or indirectly controls, is controlled by or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the

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total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to the Company’s stockholders which a majority of the Continuing Directors who are not Affiliates or Associates of the offeror do not recommend such stockholders accept;

(ii) a change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of this clause (ii), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or
(iii) a change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this subsection (iii), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (A) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (B) a transfer of assets by the Company to: (1) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (2) an entity, 50% or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person, that owns, directly or indirectly, 50% or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity, at least 50% of the total value or voting power of which is owned, directly or indirectly, by a Person described in this subsection (iii)(B)(3). For purposes of this subsection (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets. For purposes of this Section 2(iii), persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.
Notwithstanding anything herein to the contrary, with respect to any amounts that constitute deferred compensation under Code Section 409A, to the extent required to avoid accelerated taxation or penalties, no Change in Control will be deemed to have occurred unless such Change in Control also constitutes a change in control in the ownership or effective control of the Company or a change in the ownership of a substantial portion of the Company’s assets under Code Section 409A.
(k) “Code” means the Internal Revenue Code of 1986, as amended.
(l) “Committee” means any committee composed of Directors of the Board appointed by the Board to administer the Plan.
(m) “Common Stock” means the common stock of the Company.
(n) “Company” means ADA-ES, Inc., a Colorado corporation.
(o) “Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a Director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.
(p) “Continuing Directors” means members of the Board who either (i) have been Board members continuously for a period of at least thirty-six (36) months or (ii) have been Board members for less than thirty-six (36) months and were elected or nominated for election as Board members by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.
(q) “Continuous Service” means that the provision of services to the Company or a Related Entity in any capacity of Employee, Director or Consultant is not interrupted or terminated. In jurisdictions requiring notice in advance of an effective termination as an Employee, Director or Consultant, Continuous Service shall be deemed terminated upon the actual cessation of providing services to the Company or a Related Entity notwithstanding any required notice period that must be fulfilled before a termination as an Employee, Director or Consultant can be effective under

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Applicable Laws. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entity or any successor in any capacity of Employee, Director or Consultant or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave or any other authorized personal leave for a period not to exceed six months, provided, however, that absences of six months or more shall continue to be an approved leave of absence if the Employee, Director or Consultant has a contractual or statutory right to re-employment . For purposes of each Incentive Stock Option granted under the Plan, if such leave exceeds ninety (90) days, and reemployment upon expiration of such leave is not guaranteed by statute or contract, then the Incentive Stock Option shall be treated as a Non-Qualified Stock Option on the day three (3) months and one (1) day following the expiration of such ninety (90) day period.
(r) “Corporate Transaction” means any of the following transactions:
(i) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;
(ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company;
(iii) the complete liquidation or dissolution of the Company;
(iv) any reverse merger or series of related transactions culminating in a reverse merger (including, but not limited to, a tender offer followed by a reverse merger) in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger but excluding any such transaction or series of related transactions that the Administrator determines shall not be a Corporate Transaction; or
(v) acquisition in a single or series of related transactions by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities but excluding any such transaction or series of related transactions that the Administrator determines shall not be a Corporate Transaction.
(s) “Covered Employee” means an Employee who is a “covered employee” under Section 162(m)(3) of the Code.
(t) “Director” means a member of the Board or the board of directors of any Related Entity.
(u) “Disability” means, with respect to a Grantee, the inability of such Grantee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months, as provided in Sections 22(e)(3) and 409A(a)(2)(c)(i) of the Code, and shall be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.
(v) “Employee” means any person, including an Officer or Director, who is in the employ of the Company or any Related Entity, subject to the control and direction of the Company or any Related Entity as to both the work to be performed and the manner and method of performance. The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.
(w) “Exchange Act” means the Securities Exchange Act of 1934, as amended.
(x) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:
(i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation, any of the markets operated by or for NASDAQ, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the

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date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last trading date such closing sales price or closing bid was reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii) If the Common Stock is regularly quoted on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, but selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or
(iii) In the absence of an established market for the Common Stock of the type described in (i) and (ii), above, the Fair Market Value thereof shall be determined by the Administrator in good faith, and in a manner that comports with the requirements of Section 409A and 422 of the Code and any Applicable Law.
(y) “Good Reason” means the occurrence after a Corporate Transaction or Change in Control of any of the following events or conditions unless consented to by the Grantee (and the Grantee shall be deemed to have consented to any such event or condition unless the Grantee provides written notice of the Grantee’s non-acquiescence within 90 days of the effective time of such event or condition and the Company cannot cure any such event or condition within 30 days upon such notice):
(i) a change in the Grantee’s responsibilities or duties which represents a material and substantial diminution in the Grantee’s responsibilities or duties as in effect immediately preceding the consummation of a Corporate Transaction or Change in Control;
(ii) a reduction in the Grantee’s base salary to a level below that in effect at any time within six (6) months preceding the consummation of a Corporate Transaction or Change in Control or at any time thereafter; or
(iii) requiring the Grantee to be based at any place outside a 50-mile radius from the Grantee’s job location or residence prior to the Corporate Transaction or Change in Control except for reasonably required travel on business which is not materially greater than such travel requirements prior to the Corporate Transaction or Change in Control.
(z) “Grantee” means an Employee, Director or Consultant who receives an Award under the Plan.
(aa) “Immediate Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, any person sharing the Grantee’s household (other than a tenant or employee), a trust in which these persons (or the Grantee) have more than fifty percent (50%) of the beneficial interest, a foundation in which these persons (or the Grantee) control the management of assets, and any other entity in which these persons (or the Grantee) own more than fifty percent (50%) of the voting interests.
(bb) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.
(cc) “Measurement Date” means the last day of the time period over which performance with respect to which the performance goals for any Cash Award are measured, or, if later, the last day of Continuous Service required for any Grantee to be entitled to such Cash Award.
(dd) “Non-Management Director” means a director of the Company who is not an Employee.
(ee) “Non-Qualified Stock Option” means an Option not intended to qualify as an Incentive Stock Option.
(ff) “Officer” means a person who is an officer of the Company or a Related Entity within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.
(gg) “Option” means an option to purchase Shares pursuant to an Award Agreement granted under the Plan.

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(hh) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.
(ii) “Performance-Based Compensation” means compensation qualifying as “performance-based compensation” under Section 162(m) of the Code.
(jj) “Plan” means this Amended and Restated 2007 Equity Incentive Plan.
(kk) “Related Entity” means any Parent or Subsidiary of the Company and any business, corporation, partnership, limited liability company or other entity in which the Company or a Parent or a Subsidiary of the Company holds a substantial ownership interest, directly or indirectly.
(ll) “Replaced” means that (i) pursuant to a Corporate Transaction defined in Section 2(q)(i), 2(q)(ii) or 2(q)(iii), the Award is replaced with a comparable stock award or a cash incentive program of the successor entity or Parent thereof which preserves the compensation element of such Award existing at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule or a vesting schedule more favorable to the Grantee applicable to such Award or (ii) pursuant to a Corporate Transaction defined in Section 2(q)(iv) or 2(q)(v), the Award is replaced with a comparable stock award or a cash incentive program of the Company or Parent thereof which preserves the compensation element of such Award existing at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule or a vesting schedule more favorable to the Grantee applicable to such Award. The determination of Award comparability shall be made by the Administrator and its determination shall be final, binding and conclusive.
(mm) “Restricted Stock” means Shares issued under the Plan to the Grantee for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions and other terms and conditions as established by the Administrator, as set forth in a Restricted Stock Agreement that is issued in connection with such Award.
(nn) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor thereto.
(oo) “Share” means a share of the Common Stock.
(pp) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.
3. Stock Subject to the Plan.
(a) Subject to the provisions of Section 10 below, the stock subject to this Plan shall be the Company’s Common Stock, no par value per share (the “Common Stock”), presently authorized but unissued or subsequently acquired by the Company. Subject to adjustment as provided in Section 10 hereof, the aggregate amount of Common Stock to be delivered upon the exercise of all Awards granted under this Plan shall not exceed one million three hundred thousand (1,300,000) shares of Common Stock as constituted on the effective date of this Plan, or the effective date of any amendment affecting this provision. In addition, the shares reserved for issuance of Awards granted under this Plan will automatically be increased on the first day of each fiscal year, beginning with the fiscal year commencing January 1, 2008, by an amount equal to ten percent (10%) of the increase in the total number of shares of Common Stock outstanding on the last day of the immediately preceding fiscal year over the number of outstanding shares of Common Stock on such date one year prior, or such lesser number of shares as is later ratified by the Board at their first meeting or action in such new fiscal year; provided, that in no event shall any such annual increase exceed three hundred thousand (300,000) shares and provided further, that in no event shall the total number of shares authorized for issuance under this Plan exceed one million eight hundred thousand (1,800,000) shares.
(b) Any Shares covered by an Award (or portion of an Award) which are forfeited, canceled or expire (whether voluntarily or involuntarily) shall be deemed not to have been issued for purposes of determining the maximum aggregate number of Shares which may be issued under the Plan. Shares that actually have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future issuance under the

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Plan, except that if unvested Shares are forfeited or repurchased by the Company, such Shares shall become available for future grant under the Plan.

4. Administration of the Plan.
(a) Plan Administrator.
(i) Administration with Respect to Directors and Officers. With respect to grants of Awards to Directors or Employees who are also Officers or Directors of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws and to permit such grants and related transactions under the Plan to be exempt from Section 16(b) of the Exchange Act in accordance with Rule 16b-3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.
(ii) Administration With Respect to Consultants and Other Employees. With respect to grants of Awards to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.
(iii) Administration With Respect to Covered Employees. Notwithstanding the foregoing, as of and after the date that the exemption for the Plan under Section 162(m) of the Code expires, as set forth in Section 18 below, grants of Awards to any Covered Employee intended to qualify as Performance-Based Compensation shall be made only by a Committee (or subcommittee of a Committee) which is comprised solely of two or more Directors eligible to serve on a committee making Awards qualifying as Performance-Based Compensation. In the case of such Awards granted to Covered Employees, references to the “Administrator” or to a “Committee” shall be deemed to be references to such Committee or subcommittee.
(b) Multiple Administrative Bodies. The Plan may be administered by different bodies with respect to Directors, Officers, Consultants and Employees who are neither Directors nor Officers.
(c) Powers of the Administrator. Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board, the Administrator shall have the authority, in its discretion:
(i) to select the Employees, Directors and Consultants to whom Awards may be granted from time to time hereunder;
(ii) to determine whether and to what extent Awards are granted hereunder;
(iii) to determine the number of Shares or the amount of other consideration to be covered by each Award granted hereunder;
(iv) to approve forms of Award Agreements for use under the Plan;
(v) to determine the terms and conditions of any Award granted hereunder;
(vi) to establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable foreign jurisdictions and to afford Grantees favorable treatment under such rules or laws; provided, however, that no Award shall be granted under any such additional terms, conditions, rules or procedures with terms or conditions which are inconsistent with the provisions of the Plan;
(vii) to amend the terms of any outstanding Award granted under the Plan, provided that any amendment that would adversely affect the Grantee’s rights under an outstanding Award shall not be made without the Grantee’s written consent;
(viii) to construe and interpret the terms of the Plan and Awards, including without limitation, any notice of award or Award Agreement, granted pursuant to the Plan; and

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(ix) to take such other action, not inconsistent with the terms of the Plan, as the Administrator deems appropriate.
5. Eligibility. Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants. Incentive Stock Options may be granted only to Employees of the Company or a Parent or a Subsidiary of the Company. An Employee, Director or Consultant who has been granted an Award may, if otherwise eligible, be granted additional Awards. Awards may be granted to such Employees, Directors or Consultants who are residing in foreign jurisdictions as the Administrator may determine from time to time.
6. Terms and Conditions of Awards.
(a) Designation of Award. Each Award shall be designated in the Award Agreement. In the case of an Option, the Option shall be designated as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of Shares subject to Options designated as Incentive Stock Options which become exercisable for the first time by a Grantee during any calendar year (under all plans of the Company or any Parent or Subsidiary of the Company) exceeds $100,000, such excess Options, to the extent of the Shares covered thereby in excess of the foregoing limitation, shall be treated as Non-Qualified Stock Options. For this purpose, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the grant date of the relevant Option.
(b) Conditions of Award. Subject to the terms of the Plan, the Administrator shall determine the provisions, terms and conditions of each Award including, but not limited to, the Award vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, Shares, or other consideration) upon settlement of the Award, payment contingencies and satisfaction of any performance criteria. The performance criteria established by the Administrator may be based on any one of, or combination of, increase in share price, earnings per share, total stockholder return, return on equity, return on assets, return on investment, net operating income, cash flow, revenue, economic value added, personal management objectives or other measure of performance selected by the Administrator. Partial achievement of the specified criteria may result in a payment or vesting corresponding to the degree of achievement as specified in the Award Agreement. In the case of any Award to any Grantee who may be a Covered Employee, which Award the Administrator wishes to qualify as Performance-Based Compensation, the Administrator may designate the Award as “Performance-Based Compensation” and consistent with Section 162(m) of the Code, (i) must timely designate the performance goals for such Award and (ii) must certify in writing when the performance goals have been achieved. In such cases, the performance goals will be based on one or more of the following:
(i) The following criteria for the Company on a consolidated basis, one or more Related Entities, and/or one or more divisions of the foregoing, either in absolute terms or compared to the performance of (x) the Company, its Related Entities or divisions (for a different period), (y) one or more other companies or (z) an index covering multiple companies:

1. net income
2. economic value added (earnings less a capital charge)
3. EBITDA (earnings before interest, taxes, depreciation and amortization)
4. sales
5. costs
6. gross margin
7. operating margin
8. pre-tax profit or income
9. market share
10. return on net assets
11. return on assets
12. return on capital
13. return on invested capital
14. cash flow
15. free cash flow

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16. operating cash flow
17. operating income
18. earnings before interest and taxes
19. working capital
20. innovation as measured by a percentage of sales from new products
21. facility installations
22. technology advancements
23. product development
24. operational improvements
(ii) The following criteria for the Company, either in absolute terms or compared to the performance of (x) the Company (for a different period), (y) one or more other companies or (z) an index covering multiple companies:

1. stock price
2. return on stockholders’ equity
3. earnings per share
4. cash flow per share
5. total stockholder return (stock price appreciation plus dividends)
(c) Acquisitions and Other Transactions. The Administrator may issue Awards under the Plan in settlement, assumption or substitution for outstanding awards or obligations to grant future awards in connection with the Company or a Related Entity acquiring another entity, an interest in another entity or an additional interest in a Related Entity whether by merger, stock purchase, asset purchase or other form of transaction.
(d) Deferral of Award Payment. The Administrator may establish one or more programs under the Plan to permit selected Grantees the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria or other event that absent the election would entitle the Grantee to payment or receipt of Shares or other consideration under an Award (but only to the extent that such deferral programs would not result in an accounting compensation charge unless otherwise determined and specifically agreed to by the Administrator). The Administrator may establish the election procedures, the timing of such elections, the mechanisms for payments of and accrual of interest or other earnings, if any, on amounts, Shares or other consideration so deferred and such other terms, conditions, rules and procedures that the Administrator deems advisable for the administration of any such deferral program. Irrespective of the rights of the Administrator to allow for the deferral of consideration hereunder, no such deferral shall be effective if it would result in the deferral constituting “nonqualified deferred compensation” within the meaning of Code Section 409A, unless such deferral has been approved by the Board and agreed to by the Grantee.
(e) Separate Programs. The Administrator may establish one or more separate programs under the Plan for the purpose of issuing particular forms of Awards to one or more classes of Grantees on such terms and conditions as determined by the Administrator from time to time.
(f)  Individual Award Limits. Following the date that the exemption from application of Section 162(m) of the Code described in Section 18 (or any exemption having similar effect) ceases to apply to Awards, the maximum number of Shares with respect to which Awards (including awards for Options or Restricted Stock) may be granted to any Grantee in any fiscal year of the Company shall be four hundred thousand (400,000) Shares; provided, however, that Non-Management Directors shall be entitled to receive Awards in any fiscal year for no more than fifty thousand (50,000) Shares. In connection with a Grantee’s commencement of Continuous Service, a Grantee who is an Employee may be granted Options for up to an additional one hundred thousand (100,000) Shares which shall not count against the limit set forth in the previous sentence. The foregoing limitations shall be adjusted proportionately in connection with any change in the Company’s capitalization pursuant to Section 10 below. To the extent required by Section 162(m) of the Code or the regulations thereunder, in applying the foregoing limitations with respect to a Grantee, if any Option is canceled, the canceled Option shall continue to count against the maximum number of Shares with respect to which Options may be granted to the Grantee. For this purpose, the repricing of an Option shall be treated as the cancellation of the existing Option and the grant of a new Option.

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(g) Early Exercise. The Award Agreement may, but need not, include a provision whereby the Grantee may elect at any time while an Employee, Director or Consultant to exercise any part or all of the Award prior to full vesting of the Award. Any unvested Shares received pursuant to such exercise may be subject to a repurchase right in favor of the Company or a Related Entity or to any other restriction the Administrator determines to be appropriate.
(h) Term of Award. The term of each Award shall be the term stated in the Award Agreement, provided, however, that the term of an Incentive Stock Option may not be more than ten (10) years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to a Grantee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Award Agreement.
(i) Transferability of Awards. Incentive Stock Options and other Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Grantee, only by the Grantee. Non-Qualified Stock Options shall be transferable by will, by the laws of descent and distribution or to the extent and in the manner authorized by the Administrator, by gift to members of the Grantee’s Immediate Family.
(j) Time of Granting Awards. The date of grant of an Award shall for all purposes be the date on which the Administrator makes the determination to grant such Award or such other date as is determined by the Administrator.
7. Award Exercise or Purchase Price, Consideration and Taxes.
(a) Exercise or Purchase Price. The exercise or purchase price, if any, for an Award shall be as follows:
(i) In the case of an Incentive Stock Option:
(A) granted to an Employee who, at the time of the grant of such Incentive Stock Option owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the per Share exercise price shall be not less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant; or
(B) granted to any Employee other than an Employee described in the preceding paragraph, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.
(ii) In the case of a Non-Qualified Stock Option, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant, unless otherwise determined by the Administrator.
(iii) In the case of Awards intended to qualify as Performance-Based Compensation, the exercise or purchase price, if any, shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(iv) Notwithstanding the foregoing provisions of this Section 7(a), in the case of an Award issued pursuant to Section 6(c), above, the exercise or purchase price for the Award shall be determined in accordance with the provisions of the relevant instrument evidencing the agreement to issue such Award.
(b) Attribution Rule. For purposes of subsection 7(a)(i)(A) above, in determining stock ownership, an employee shall be deemed to own the stock owned, directly or indirectly, by his or her Immediate Family. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its stockholders, partners or beneficiaries. If an employee or a person related to the employee owns an unexercised option or warrant to purchase stock of the Company, the stock subject to that portion of the option or warrant which is unexercised shall not be counted in determining stock ownership. For purposes of this Section 7, stock owned by an employee shall include all stock owned by him or her which is actually issued and outstanding immediately before the grant of the incentive stock option to the employee.

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(c) Consideration. Subject to Applicable Laws, the consideration to be paid for the Shares to be issued upon exercise or purchase of an Award, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). In addition to any other types of consideration the Administrator may determine, the Administrator is authorized to accept as consideration for Shares issued under the Plan the following:
(i) cash;
(ii) check;
(iii) delivery of Grantee’s promissory note with such recourse, interest, security and redemption provisions as the Administrator determines as appropriate (but only to the extent that the acceptance or terms of the promissory note would not violate an Applicable Law and would not result in an accounting compensation charge with respect to the use of such promissory note to pay the exercise price unless otherwise determined by the Administrator); provided however, that no less than the greater of an amount equal to the “par value” of the Common Stock to be issued upon the exercise of an Award (if such stock has a “par value”) or $.01 per share shall be paid in cash or other property having a value no less than the par value of such shares or $.01 per share, as applicable, and may not be included in the amount of any deferred obligation;
(iv) surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require which have a Fair Market Value on the date of surrender or attestation equal to the aggregate exercise price of the Shares as to which said Award shall be exercised (but only to the extent that such exercise of the Award would not result in an accounting compensation charge with respect to the Shares used to pay the exercise price unless otherwise determined by the Administrator; generally an accounting charge will result if the Shares used to pay the exercise price were acquired less than six months before the exercise);
(v) with respect to Options, payment through a broker-dealer sale and remittance procedure pursuant to which the Grantee (A) provides written instructions to a Company designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (B) provides written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction; or
(vi) any combination of the foregoing methods of payment.
(d) Taxes. No Shares shall be delivered under the Plan to any Grantee or other person until such Grantee or other person has made arrangements acceptable to the Administrator for the satisfaction of any foreign, federal, state or local income and employment tax withholding obligations, including, without limitation, obligations incident to the receipt of Shares or the disqualifying disposition of Shares received on exercise of an Incentive Stock Option. Upon exercise of an Award, the Company shall withhold or collect from Grantee an amount sufficient to satisfy such tax obligations.

8. Procedure for Exercise; Rights as a Stockholder.
(a) Any Award granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator under the terms of the Plan and specified in the Award Agreement.
(b) An Award shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Award by the person entitled to exercise the Award and full payment for the Shares with respect to which the Award is exercised has been made, including, to the extent selected, use of the broker-dealer sale and remittance procedure to pay the purchase price as provided in Section 7(c)(v). Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to Shares subject to an Award, notwithstanding the exercise of an Option or other Award. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in the Award Agreement or Section 10 below.

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9. Conditions Upon Issuance of Shares.
(a) Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares pursuant thereto comply with all Applicable Laws. Compliance with all Applicable Laws shall be determined by counsel for the Company.
(b) As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws. THE COMPANY SHALL NOT BE OBLIGATED, BY REASON OF THIS PROVISION OR OTHERWISE, TO UNDERTAKE REGISTRATION OF THE OPTIONS OR STOCK HEREUNDER.
10. Adjustments Upon Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Award, the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan, the exercise or purchase price of each such outstanding Award, the maximum number of Shares with respect to which Options may be granted to any Grantee in any fiscal year of the Company as well as any other terms that the Administrator determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares or similar transaction affecting the Shares, (ii) any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company and (iii) as the Administrator may determine in its discretion, any other transaction with respect to Common Stock including a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete) or any similar transaction; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Administrator, and its determination shall be final, binding and conclusive. Except as the Administrator determines, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to an Award.
11. Corporate Transactions and Changes in Control.
(a) Termination of Award to Extent Not Assumed in Corporate Transaction. Effective upon the consummation of a Corporate Transaction, all outstanding Awards under the Plan shall terminate. However, all such Awards shall not terminate to the extent they are Assumed in connection with the Corporate Transaction.

(b) Acceleration of Award Upon Corporate Transaction or Change in Control.
(i) Corporate Transaction. Except as provided otherwise in an individual Award Agreement, in the event of a Corporate Transaction and:
(A) for the portion of each Award that is Assumed or Replaced, then such Award (if Assumed), the replacement Award (if Replaced) or the cash incentive program (if Replaced) automatically shall become fully vested, exercisable and payable and be released from any repurchase or forfeiture rights (other than repurchase rights exercisable at Fair Market Value) for all of the Shares at the time represented by such Assumed or Replaced portion of the Award, immediately upon termination of the Grantee’s Continuous Service if such Continuous Service is terminated by the successor company or the Company without Cause or voluntarily by the Grantee with Good Reason within twelve (12) months after the Corporate Transaction; and
(B) for the portion of each Award that is neither Assumed nor Replaced, such portion of the Award shall automatically become fully vested and exercisable and be released from any repurchase or forfeiture rights (other than repurchase rights exercisable at Fair Market Value) for all of the Shares at the time represented by such portion of the Award, immediately prior to the specified effective date of such Corporate Transaction.
(ii) Change in Control. Except as provided otherwise in an individual Award Agreement, following a Change in Control (other than a Change in Control which also is a Corporate Transaction) and upon the termination

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of the Continuous Service of a Grantee if such Continuous Service is terminated by the Company or Related Entity without Cause or voluntarily by the Grantee with Good Reason within twelve (12) months after a Change in Control, each Award of such Grantee which is at the time outstanding under the Plan automatically shall become fully vested and exercisable and be released from any repurchase or forfeiture rights (other than repurchase rights exercisable at Fair Market Value), immediately upon the termination of such Continuous Service.
(c) Effect of Acceleration on Incentive Stock Options. Any Incentive Stock Option accelerated under this Section 11 in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Stock Option under the Code only to the extent the $100,000 dollar limitation of Section 422(d) of the Code is not exceeded. To the extent such dollar limitation is exceeded, a proportional fraction of each share subject to such Option will be allocated as part Incentive Stock Option and part Non-Qualified Stock Option.
12. Effective Date and Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated. Subject to Section 17 below, and Applicable Laws, Awards may be granted under the Plan upon its becoming effective.
13. Amendment, Suspension or Termination of the Plan; Code Section 409A Considerations.
(a) The Board may at any time amend, suspend or terminate the Plan. To the extent necessary to comply with Applicable Laws, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.
(b) No Award may be granted during any suspension of the Plan or after termination of the Plan.
(c) No suspension or termination of the Plan (including termination of the Plan under Section 12, above) shall adversely affect any rights under Awards already granted to a Grantee.
(d) Any amendment of the Plan may be accomplished in a manner calculated to cause such amendment not to constitute an “extension,” “renewal” or “modification” (each within the meaning of Code Section 409A) of any Awards that would cause such Awards to be considered “nonqualified deferred compensation” (within the meaning of Code Section 409A). Notwithstanding the foregoing, if at any time the Board or the Administrator determines that any Award may be subject to Code Section 409A, the Board or the Administrator may, in its sole discretion, and without a Grantee’s prior consent, amend the Plan or any Award as it may determine is necessary or desirable either for the Plan and Awards to be exempt from the application of Code Section 409A or to satisfy the requirements of Code Section 409A, including by adding conditions with respect to the vesting and/or the payment of Awards.

14. Reservation of Shares.
(a) The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as are sufficient to satisfy the requirements of the Plan.
(b) The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority is not obtained.
15. No Effect on Terms of Employment/Consulting Relationship. The Plan shall not confer upon any Grantee any right with respect to the Grantee’s Continuous Service and shall not interfere in any way with his or her right or the right of the Company or any Related Entity to terminate the Grantee’s Continuous Service at any time, with or without Cause and with or without notice. The ability of the Company or any Related Entity to terminate the employment of a Grantee who is employed at will is in no way affected by its determination that the Grantee’s Continuous Service has been terminated for Cause for the purposes of this Plan.
16. No Effect on Retirement and Other Benefit Plans. Except as specifically provided in a retirement or other benefit plan of the Company or a Related Entity, Awards shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Related Entity, and shall not affect any benefits

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under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a “Retirement Plan” or “Welfare Plan” under the Employee Retirement Income Security Act of 1974, as amended.
17. Stockholder Approval. The grant of Incentive Stock Options under the Plan, excluding Incentive Stock Options issued in substitution for outstanding Incentive Stock Options pursuant to Section 424(a) of the Code, shall be subject to approval of the Plan by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such stockholder approval shall be obtained in the degree and manner required under Applicable Laws. The Administrator may grant Incentive Stock Options under the Plan prior to approval by the stockholders, but until such approval is obtained, no such Incentive Stock Option shall be exercisable. If stockholder approval is not obtained within the twelve (12) month period provided above, all Incentive Stock Options previously granted under the Plan shall be exercisable as Non-Qualified Stock Options.
18. Effect of Section 162(m) of the Code. At any time while the Company is subject to the reporting obligations of Section 12 of the Exchange Act, the Plan and all Awards (except Awards of Restricted Stock that vest over time) issued thereunder are intended to be exempt from the application of Section 162(m) of the Code, which restricts under certain circumstances the Federal income tax deduction for compensation paid by a public company to named executives in excess of $1 million per year. The exemption is based on Treasury Regulation Section 1.162-27(f), in the form existing on the effective date of the Plan, with the understanding that such regulation generally exempts from the application of Section 162(m) of the Code compensation paid pursuant to a plan that existed before a company becomes publicly held. Under such Treasury Regulation, this exemption is available to the Plan for the duration of the period that lasts until the earliest of (i) the expiration of the Plan, (ii) the material modification of the Plan, (iii) the exhaustion of the maximum number of shares of Common Stock available for Awards under the Plan, as set forth in Section 3(a), (iv) the first meeting of stockholders at which directors are to be elected that occurs after the close of the third calendar year following the calendar year in which the Company first becomes subject to the reporting obligations of Section 12 of the Exchange Act, or (v) such other date required by Section 162(m) of the Code and the rules and regulations promulgated thereunder. To the extent that the Administrator determines as of the date of grant of an Award that (i) the Award is intended to qualify as Performance-Based Compensation and (ii) the exemption described above is no longer available with respect to such Award, such Award shall not be effective until any stockholder approval required under Section 162(m) of the Code has been obtained.
19. Code Section 409A Matters. Except as may be expressly provided with respect to any Award granted under the Plan, the Plan and the Awards are not intended to constitute a “nonqualified deferred compensation plan” within the meaning of Code Section 409A, but rather are intended to be exempt from the application of Code Section 409A. To the extent that the Plan and/or Awards are nevertheless deemed to be subject to Code Section 409A, the Plan and Awards shall be interpreted in accordance with Code Section 409A and any applicable Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the grant of any Award. Notwithstanding any provision of the Plan or any Award to the contrary, in the event that the Administrator determines that any Award may be or become subject to Code Section 409A, the Administrator may adopt such amendments to the Plan and the affected Award (as described above) or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate (a) to exempt the Plan and any Award from the application of Code Section 409A and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) to comply with the requirements of Code Section 409A. Any such action may include, but is not limited to, delaying payment, to the extent required in order to avoid accelerated taxation and/or tax penalties under Code Section 409A, to a Grantee who is a “specified employee” within the meaning of Code Section 409A to the first day following the six-month period (or, if earlier, the date of the Grantee’s death) on the date of the Grantee’s “separation of service” as defined in Code Section 409A. The Company shall use commercially reasonable efforts to implement the provisions of this Section 19 in good faith; provided that neither the Company, the Administrator nor any Employee, Director or representative of the Company or of any of its Affiliates shall have any liability to with respect to this Section 19.
20. Qualified Domestic Relations Orders.

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(a) Anything in the Plan to the contrary notwithstanding, rights under Awards may be assigned to an Alternate Payee to the extent that a QDRO so provides. (The terms “Alternate Payee” and “QDRO” are defined in paragraph 20(c) below.) The assignment of an Award to an Alternate Payee pursuant to a QDRO shall not be treated as having caused a new grant. The transfer of an Incentive Stock Option to an Alternate Payee may, however, cause it to fail to qualify as an Incentive Stock Option. If an Award is assigned to an Alternate Payee, the Alternate Payee generally shall have the same rights as the grantee under the terms of the Plan; provided however, that (i) the Award shall be subject to the same vesting terms and exercise period as if the Award were still held by the grantee and (ii) an Alternate Payee may not transfer an Award.
(b) In the event of the Administrator’s receipt of a domestic relations order or other notice of adverse claim by an Alternate Payee of a grantee of an Award, transfer of the proceeds of the exercise of such Award, whether in the form of cash, stock or other property, may be suspended. Such proceeds shall thereafter be transferred pursuant to the terms of a QDRO or other agreement between the Grantee and Alternate Payee. A Grantee’s ability to exercise an Award may be barred if the Administrator receives a court order directing the Plan administrator not to permit exercise.
(c) The word “QDRO” as used in the Plan shall mean a court order (i) that creates or recognizes the right of the spouse, former spouse or child (an “Alternate Payee”) of an individual who is granted an Award to an interest in such Award relating to marital property rights or support obligations and (ii) that the administrator of the Plan determines would be a “qualified domestic relations order,” as that term is defined in section 414(p) of the Code and section 206(d) of the Employee Retirement Income Security Act (“ERISA”), but for the fact that the Plan is not a plan described in section 3(3) of ERISA.
21. Section 16(b) Compliance and Bifurcation of Plan. It is the intention of the Company that this Plan comply in all respects with Section 16(b) and Rule 16b-3 under the Exchange Act, to the extent applicable, and, if any Plan provision is later found not to be in compliance with such Section or Rule, as the case may be, the provision shall be deemed null and void, and in all events the Plan shall be construed in favor of its meeting the requirements of Section 16(b) and Rule 16b-3 under the Exchange Act. Notwithstanding anything in the Plan to the contrary, the Board, in its absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to participants who are officers and directors or other persons subject to Section 16(b) of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other participants.

    The undersigned, being the Secretary of ADA-ES, Inc. hereby certifies that the foregoing is a true and correct copy of the ADA-ES, Inc. Amended and Restated 2007 Equity Incentive Plan, as adopted by the Board of Directors on April 27, 2007, and as adopted by the shareholders on              , 2007, and as amended and restated by the Board of Directors on              , 2010.

ADA-ES, Inc.

By:	/s/ Mark H. McKinnies
Mark H. McKinnies, Secretary

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ADA-ES AMENDED AND RESTATED 2007 EQUITY INCENTIVE PLAN
NOTICE OF STOCK OPTION AWARD

Grantee’s Name and Address:

    You (the “Grantee”) have been granted an option to purchase shares of Common Stock, subject to the terms and conditions of this Notice of Stock Option Award (the “Notice”), the ADA-ES Amended and Restated 2007 Equity Incentive Plan, as amended from time to time (the “Plan”) and the Stock Option Award Agreement (the “Option Agreement”) attached hereto, as follows. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Notice.

Award Number:

Date of Award:

Vesting Commencement Date:

Exercise Price per Share:	$

Total Number of Shares Subject to the Option (the “Shares”):

Total Exercise Price:	$

Type of Option:	Incentive Stock Option

Non-Qualified Stock Option

Expiration Date:

Post-Termination Exercise Period:	Three (3) Months
Vesting Schedule:
    Subject to the Grantee’s Continuous Service and other limitations set forth in this Notice, the Plan and the Option Agreement, the Option may be exercised, in whole or in part, in accordance with the following schedule:

Period of Grantee’s Continuous Relationship With the Company or Affiliate From the Date the Option is Granted	Portion of Total Option Which is Exercisable

End of months	___	%
Each month thereafter	___	%
months	100%

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    During any authorized leave of absence, the vesting of the Option as provided in this schedule shall be suspended after the leave of absence exceeds a period of ninety (90) days. Vesting of the Option shall resume upon the Grantee’s termination of the leave of absence and return to service to the Company or a Related Entity. The Vesting Schedule of the Option shall be extended by the length of the suspension.
    In the event of termination of the Grantee’s Continuous Service for Cause, the Grantee’s right to exercise the Option shall terminate concurrently with the termination of the Grantee’s Continuous Service, except as otherwise determined by the Administrator.
    In the event of the Grantee’s change in status from Employee to Consultant or from an Employee whose customary employment is 20 hours or more per week to an Employee whose customary employment is fewer than 20 hours per week, vesting of the Option shall continue only to the extent determined by the Administrator as of such change in status, provided that in no case shall such change in status be considered a “separation of service” as defined in Code Section 409A.
    IN WITNESS WHEREOF, the Company and the Grantee have executed this Notice and agree that the Option is to be governed by the terms and conditions of this Notice, the Plan and the Option Agreement.

ADA-ES, INC., a Colorado corporation

By:

Title:

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The Grantee acknowledges and agrees that the Shares subject to the Option shall vest, if at all, only during the period of the Grantee’s Continuous Service (not through the act of being hired, being granted the Option or acquiring Shares hereunder). The Grantee further acknowledges and agrees that nothing in this Notice, the Option Agreement or the Plan shall confer upon the Grantee any right with respect to future Awards or continuation of the Grantee’s Continuous Service or interfere in any way with the Grantee’s right or the right of the Company or Related Entity to which the Grantee provides services to terminate the Grantee’s Continuous Service, with or without cause and with or without notice. The Grantee acknowledges that unless the Grantee has a written employment agreement with the Company to the contrary, the Grantee’s status is at will.
    The Grantee acknowledges receipt of a copy of the Plan and the Option Agreement and represents that he or she:
    (a) is familiar with the terms and provisions thereof and hereby accepts the Option, effective as of the date of grant stated above, subject to all of the terms and provisions hereof and thereof;
    (b) has reviewed this Notice, the Plan and the Stock Option Award Option Agreement being executed and delivered herewith in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Notice and fully understands all provisions of this Notice, the Plan and the Option Award Agreement.
    Grantee hereby agrees that all disputes arising out of or relating to this Notice, the Plan and the Option Agreement shall be resolved in accordance with Section 18 of the Option Agreement.
    Grantee further agrees to notify the Company upon any change in the residence address indicated in this Notice.
    Grantee agrees, as a condition precedent to any exercise of the Option, to deliver to the Company:
(a) an executed Exercise Notice in the form provided by the Company, which notice may include (i) written assurances satisfactory to the Company as to Grantee’s knowledge and experience in financial and business matters and/or that Grantee has employed a purchaser representative who has such knowledge and experience in financial and business matters, and that Grantee is capable of evaluating, alone or together with a purchaser representative engaged by Grantee, the merits and risks of exercising the Option; and (ii) written assurances satisfactory to the Company stating that Grantee is acquiring the Common Stock subject to the Option for such person’s own account and not with any present intention of selling or otherwise distributing the Common Stock. (These requirements, and any assurances given pursuant to such requirements, shall be inoperative if, and only if: (x) the issuance of the shares upon the exercise of the Option has been registered under a then currently effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”); or (y) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities law.); and
(b) an executed Shareholders Agreement (if any) in the form existing at the time of exercise of the Option (as modified by the Company in its discretion);

Dated:	Signed:
Grantee

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ADA-ES AMENDED AND RESTATED 2007 EQUITY INCENTIVE PLAN
NOTICE OF STOCK OPTION AWARD

Grantee’s Name and Address:

    You (the “Grantee”) have been granted an option to purchase shares of Common Stock, subject to the terms and conditions of this Notice of Stock Option Award (the “Notice”), the ADA-ES Amended and Restated 2007 Equity Incentive Plan, as amended from time to time (the “Plan”) and the Stock Option Award Agreement (the “Option Agreement”) attached hereto, as follows. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Notice.

Award Number

Date of Award

Vesting Commencement Date

Exercise Price per Share	$

Total Number of Shares Subject to the Option (the “Shares”)

Total Exercise Price	$

Type of Option:	Incentive Stock Option

Non-Qualified Stock Option

Expiration Date:

Post-Termination Exercise Period:	Three (3) Months

Vesting Schedule:
    Subject to the Grantee’s Continuous Service and other limitations set forth in this Notice, the Plan and the Option Agreement, the Option may be exercised, in whole or in part, in accordance with the following schedule:

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Period of Grantee’s Continuous Relationship With the Company or Affiliate From the Date the Option is Granted	Portion of Total Option Which is Exercisable

End of months	___	%
Each month thereafter	___	%
months	100%

    During any authorized leave of absence, the vesting of the Option as provided in this schedule shall be suspended after the leave of absence exceeds a period of ninety (90) days. Vesting of the Option shall resume upon the Grantee’s termination of the leave of absence and return to service to the Company or a Related Entity. The Vesting Schedule of the Option shall be extended by the length of the suspension.
    In the event of termination of the Grantee’s Continuous Service for Cause, the Grantee’s right to exercise the Option shall terminate concurrently with the termination of the Grantee’s Continuous Service, except as otherwise determined by the Administrator.
    In the event of the Grantee’s change in status from Employee to Consultant or from an Employee whose customary employment is 20 hours or more per week to an Employee whose customary employment is fewer than 20 hours per week, vesting of the Option shall continue only to the extent determined by the Administrator as of such change in status, provided that in no case shall such change in status be considered a “separation of service” as defined in Code Section 409A.
    IN WITNESS WHEREOF, the Company and the Grantee have executed this Notice and agree that the Option is to be governed by the terms and conditions of this Notice, the Plan and the Option Agreement.

ADA-ES, INC., a Colorado corporation

By:

Title:
    The Grantee acknowledges receipt of a copy of the Plan and the Option Agreement and represents that he or she:
    (a) is familiar with the terms and provisions thereof and hereby accepts the Option, effective as of the date of grant stated above, subject to all of the terms and provisions hereof and thereof;

    (b) has reviewed this Notice, the Plan and the Stock Option Award Option Agreement being executed and delivered herewith in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Notice and fully understands all provisions of this Notice, the Plan and the Option Award Agreement.
    Grantee hereby agrees that all disputes arising out of or relating to this Notice, the Plan and the Option Agreement shall be resolved in accordance with Section 18 of the Option Agreement.
    Grantee further agrees to notify the Company upon any change in the residence address indicated in this Notice.

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    Grantee agrees, as a condition precedent to any exercise of the Option, to deliver to the Company:
    (a) an executed Exercise Notice in the form provided by the Company, which notice may include (i) written assurances satisfactory to the Company as to Grantee’s knowledge and experience in financial and business matters and/or that Grantee has employed a purchaser representative who has such knowledge and experience in financial and business matters, and that Grantee is capable of evaluating, alone or together with a purchaser representative engaged by Grantee, the merits and risks of exercising the Option; and (ii) written assurances satisfactory to the Company stating that Grantee is acquiring the Common Stock subject to the Option for such person’s own account and not with any present intention of selling or otherwise distributing the Common Stock. (These requirements, and any assurances given pursuant to such requirements, shall be inoperative if, and only if: (x) the issuance of the shares upon the exercise of the Option has been registered under a then currently effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”); or (y) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities law.); and
    (b) an executed Shareholders Agreement (if any) in the form existing at the time of exercise of the Option (as modified by the Company in its discretion).

Dated:	Signed:
Grantee

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Award Number:
ADA-ES INC. AMENDED AND RESTATED 2007 EQUITY INCENTIVE PLAN
STOCK OPTION AWARD AGREEMENT
1. Grant of Option. ADA-ES, Inc., a Colorado corporation (the “Company”), hereby grants to the Grantee (the “Grantee”) named in the Notice of Stock Option Award (the “Notice”), an option (the “Option”) to purchase the Total Number of Shares of Common Stock subject to the Option (the “Shares”) set forth in the Notice, at the Exercise Price per Share set forth in the Notice (the “Exercise Price”) subject to the terms and provisions of the Notice, this Stock Option Award Agreement (the “Option Agreement”) and the Company’s Amended and Restated 2007 Equity Incentive Plan, as amended from time to time (the “Plan”), which are incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.
    If designated in the Notice as an Incentive Stock Option, the Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of Shares subject to Options designated as Incentive Stock Options which become exercisable for the first time by the Grantee during any calendar year (under all plans of the Company or any Parent or Subsidiary of the Company) exceeds $100,000, such excess Options, to the extent of the Shares covered thereby in excess of the foregoing limitation, shall be treated as Non-Qualified Stock Options. For this purpose, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the date the Option with respect to such Shares is awarded.
    If designated in the Notice as a Nonqualified Stock Option, the Option is NOT intended to qualify as an Incentive Stock Option.
    To the extent any Stock Option is designated as an Incentive Stock Option, but for any reason (including the reason described above) fails to qualify as an Incentive Stock Option, such option shall be treated as a Nonqualified Stock Option.
2. Exercise of Option.
(a) Right to Exercise. The Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice and with the applicable provisions of the Plan and this Option Agreement. The Option shall be subject to the provisions of Section 11 of the Plan relating to the exercisability or termination of the Option in the event of a Corporate Transaction or Change in Control. The Grantee shall be subject to reasonable limitations on the number of requested exercises during any monthly or weekly period as determined by the Administrator. In no event shall the Company issue fractional Shares.
(b) Method of Exercise. The Option shall be exercisable by delivery of an exercise notice (a form of which is attached hereto as Exhibit A) or by such other procedure as specified from time to time by the Administrator which shall state the election to exercise the Option, the whole number of Shares in respect of which the Option is being exercised and such other provisions as may be required by the Administrator. The exercise notice shall be delivered in person, by certified mail or by such other method (including electronic transmission) as determined from time to time by the Administrator to the Company accompanied by payment of the Exercise Price. The Option shall be deemed to be exercised upon receipt by the Company of such notice accompanied by the Exercise Price, which, to the extent selected, shall be deemed to be satisfied by use of the broker-dealer sale and remittance procedure to pay the Exercise Price provided in Section 4(d) below.
(c) Shareholders Agreement. As a condition precedent to any exercise of the Option, the Grantee shall deliver to the Company at the time of exercise, an executed Shareholders Agreement in the form existing at the time of exercise of the Option (as modified by the Company in its discretion as of such time).

(d) Taxes. No Shares will be delivered to the Grantee or other person pursuant to the exercise of the Option until the Grantee or other person has made arrangements acceptable to the Administrator for the satisfaction of applicable

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income tax and employment tax withholding obligations, including, without limitation, such other tax obligations of the Grantee incident to the receipt of Shares or the disqualifying disposition of Shares received on exercise of an Incentive Stock Option. Upon exercise of the Option, the Company or the Grantee’s employer may offset or withhold (from any amount owed by the Company or the Grantee’s employer to the Grantee) or collect from the Grantee or other person an amount sufficient to satisfy such tax obligations and/or the employer’s withholding obligations.
3. Grantee’s Representations. The Grantee understands that neither the Option nor the Shares exercisable pursuant to the Option have been registered under the Securities Act of 1933, as amended or any United States securities laws. If the Shares purchasable pursuant to the exercise of the Option have not been registered under the Securities Act of 1933, as amended, at the time the Option is exercised, the Grantee shall, if requested by the Company, concurrently with the exercise of all or any portion of the Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B.
4. Method of Payment. Payment of the Exercise Price shall be made by any of the following, or a combination thereof, at the election of the Grantee; provided, however, that such exercise method does not then violate any Applicable Law:
(a) cash;
(b) check;
(c) surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require (including withholding of Shares otherwise deliverable upon exercise of the Option) which have a Fair Market Value on the date of surrender or attestation equal to the aggregate Exercise Price of the Shares as to which the Option is being exercised (but only to the extent that such exercise of the Option would not result in an accounting compensation charge with respect to the Shares used to pay the exercise price); or
(d) payment through a broker-dealer sale and remittance procedure pursuant to which the Grantee (i) provides written instructions to a Company-designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (ii) provides written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction.
5. Restrictions on Exercise. The Option may not be exercised if the issuance of the Shares subject to the Option upon such exercise would constitute a violation of any Applicable Laws. In addition, the Option may not be exercised until such time as the Plan has been approved by the shareholders of the Company.
6. Termination or Change of Continuous Service. If the Grantee’s Continuous Service terminates other than for Cause, the Grantee may, but only during the Post-Termination Exercise Period, exercise the portion of the Option that was vested at the date of such termination (the “Termination Date”). If the Grantee’s Continuous Service is terminated for Cause, the Grantee’s right to exercise the Option shall, except as otherwise determined by the Administrator, terminate concurrently with the termination of the Grantee’s Continuous Service (also the “Termination Date”). In no event may the Option be exercised later than the Expiration Date set forth in the Notice. If the Grantee’s status changes from Employee, Director or Consultant to any other status of Employee, Director or Consultant, the Option shall remain in effect and vesting of the Option shall continue only to the extent determined by the Administrator as of such change in status; provided, however, with respect to any Incentive Stock Option that remains in effect after a change in status from Employee to Director or Consultant, such Incentive Stock Option shall cease to be treated as an Incentive Stock Option and shall be treated as a Non-Qualified Stock Option on the day three (3) months and one (1) day following such change in status. Except as provided in Sections 7 and 8 below, to the extent that the Option was unvested on the Termination Date, such unvested portion of the Option shall terminate. In addition, except as provided in Sections 7 and 8 below, if the Grantee does not exercise the vested portion of the Option within the Post-Termination Exercise Period, such vested portion of the Option shall terminate.

7. Disability of Grantee. If the Grantee’s Continuous Service terminates as a result of his or her Disability, the Grantee may, but only within twelve (12) months from the Termination Date (and in no event later than the Expiration Date), exercise the portion of the Option that was vested on the Termination Date; provided, however, that if such

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Disability is not a “disability” as such term is defined in Section 22(e)(3) of the Code and the Option is an Incentive Stock Option, such Incentive Stock Option shall cease to be treated as an Incentive Stock Option and shall be treated as a Non-Qualified Stock Option on the day three (3) months and one (1) day following the Termination Date. To the extent that the Option was unvested on the Termination Date, such unvested portion of the Option shall terminate. In addition, if the Grantee does not exercise the vested portion of the Option within the time specified herein, such vested portion of the Option shall terminate. Section 22(e)(3) of the Code provides that an individual is permanently and totally disabled if he or she is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.
8. Death of Grantee. If the Grantee’s Continuous Service terminates as a result of his or her death, or in the event of the Grantee’s death during the Post-Termination Exercise Period or during the twelve (12) month period following the Grantee’s termination of Continuous Service as a result of his or her Disability, the Grantee’s estate, or a person who acquired the right to exercise the Option by bequest or inheritance, may exercise the portion of the Option that was vested at the Termination Date, within twelve (12) months from the date of death (but in no event later than the Expiration Date). To the extent that the Option was unvested on the date of death, such unvested portion of the Option shall terminate. In addition, if the vested portion of the Option is not exercised within the time specified herein, such vested portion of the Option shall terminate.
9. Transferability of Option. The Option, if an Incentive Stock Option, may not be transferred in any manner other than by will or by the laws of descent and distribution and may be exercised during the lifetime of the Grantee only by the Grantee. The Option, if a Non-Qualified Stock Option, may not be transferred in any manner other than by will or by the laws of descent and distribution, provided, however, that a Non-Qualified Stock Option may be transferred to members of the Grantee’s Immediate Family to the extent and in the manner authorized by the Administrator. The terms of the Option shall be binding upon the executors, administrators, heirs and successors of the Grantee.
10. Term of Option. The Option must be exercised no later than the Expiration Date set forth in the Notice or such earlier date as otherwise provided herein. After the Expiration Date or such earlier date, the Option shall be of no further force or effect and may not be exercised.
11. Stop-Transfer Notices. In order to ensure compliance with the restrictions on transfer set forth in this Option Agreement, the Notice or the Plan, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.
12. Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Option Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares have been so transferred.
13. Tax Consequences. Set forth below is a brief summary as of the date of this Option Agreement of some of the federal tax consequences of exercise of the Option and disposition of the Shares. This summary is necessarily incomplete, and the tax laws and regulations are subject to change. The Grantee should consult a tax adviser before exercising the Option or disposing of the Shares.
(a) Exercise of Incentive Stock Option. If the Option qualifies as an Incentive Stock Option, there will be no regular federal income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as income for purposes of the alternative minimum tax for federal tax purposes and may subject the Grantee to the alternative minimum tax in the year of exercise.

(b) Exercise of Incentive Stock Option Following Disability. If the Grantee’s Continuous Service terminates as a result of Disability that is not permanent and total disability as such term is defined in Section 22(e)(3) of the Code, to the extent permitted on the date of termination, the Grantee must exercise an Incentive Stock Option within three (3) months of such termination for the Incentive Stock Option to be qualified as an Incentive Stock Option. Section 22(e)(3) of the Code provides that an individual is permanently and totally disabled if he or she is unable to engage in

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any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.
(c) Exercise of Non-Qualified Stock Option. On exercise of a Non-Qualified Stock Option, the Grantee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If the Grantee is an Employee or a former Employee, the Company will be required to withhold from the Grantee’s compensation or collect from the Grantee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.
(d) Disposition of Shares. In the case of a Non-Qualified Stock Option, if Shares are held for more than one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. In the case of an Incentive Stock Option, if Shares transferred pursuant to the Option are held for more than one year after receipt of the Shares and are disposed more than two years after the Date of Award, any gain realized on disposition of the Shares also will be treated as capital gain for federal income tax purposes and subject to the same tax rates and holding periods that apply to Shares acquired upon exercise of a Non-Qualified Stock Option. If Shares purchased under an Incentive Stock Option are disposed of prior to the expiration of such one-year or two-year periods, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the difference between the Exercise Price and the lesser of (i) the Fair Market Value of the Shares on the date of exercise, or (ii) the sale price of the Shares.
14. Lock-Up Agreement.
(a) Agreement. The Grantee, if such person is an officer, director or owner of greater than 5% of the Common Stock of the Company at such time (including, for purposes of determining stock ownership, shares of Common Stock issuable upon exercise of options or warrants, or conversion of securities convertible into shares of Common Stock), and if requested by the Company and the lead underwriter of any public offering of the Common Stock (the “Lead Underwriter”), hereby irrevocably agrees not to sell, contract to sell, grant any option to purchase, transfer the economic risk of ownership in, make any short sale of, pledge or otherwise transfer or dispose of any interest in any Common Stock or any securities convertible into or exchangeable or exercisable for or any other rights to purchase or acquire Common Stock (except Common Stock included in such public offering or acquired on the public market after such offering) during the 180-day period following the effective date of a registration statement of the Company filed under the Securities Act of 1933, as amended, or such shorter period of time as the Lead Underwriter may specify. The Grantee further agrees to sign such documents as may be requested by the Lead Underwriter to effect the foregoing and agrees that the Company may impose stop-transfer instructions with respect to such Common Stock subject to the lock-up period until the end of such period. The Company and the Grantee acknowledge that each Lead Underwriter of a public offering of the Company’s stock, during the period of such offering and for the 180-day period thereafter, is an intended beneficiary of this Section 14.
(b) No Amendment Without Consent of Underwriter. During the period from identification of a Lead Underwriter in connection with any public offering of the Company’s Common Stock until the earlier of (i) the expiration of the lock-up period specified in Section 14(a) in connection with such offering or (ii) the abandonment of such offering by the Company and the Lead Underwriter, the provisions of this Section 14 may not be amended or waived except with the consent of the Lead Underwriter.
15. Code Section 409A Matters. This option is not intended to constitute “nonqualified deferred compensation” within the meaning of Code Section 409A, but rather is intended to be exempt from the application of Code Section 409A. To the extent that this option is nevertheless deemed to be subject to Code Section 409A for any reason, this option shall be interpreted in accordance with Code Section 409A and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the date on which this option was granted (the “Grant Date”). Notwithstanding any provision herein to the contrary, in the event that following the Grant Date, the Administrator (as defined in the Plan) determines that this option may be or become subject to Code Section 409A, the Administrator may adopt such amendments to the Plan and/or this

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option or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions that the Administrator determines are necessary or appropriate to (a) exempt the Plan and/or this option from the application of Code Section 409A and/or preserve the intended tax treatment of the benefits provided with respect to this option, or (b) comply with the requirements of Code Section 409A. Any such action may include, but is not limited to, delaying payment, to the extent required in order to avoid accelerated taxation and/or tax penalties under Code Section 409A, to a Grantee who is a “specified employee” within the meaning of Code Section 409A to the first day following the six-month period (or, if earlier, the date of the Grantee’s death) on the date of the Grantee’s “separation of service” as defined in Code Section 409A. The Company shall use commercially reasonable efforts to implement the provisions of this Section 15 in good faith; provided that neither the Company, the Administrator nor any Employee, Director or representative of the Company or of any of its Affiliates shall have any liability to with respect to this Section 15. In the event this Option and or the Award is deemed to be “nonqualified deferred compensation” as defined in Code Section 409A, the value of such nonqualified deferred compensation could become taxable to Grantee, and Grantee agrees to assume and take full responsibility for any such tax consequences.
16. Entire Agreement: Governing Law. The Notice, the Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee’s interest except by means of a writing or writings (including an electronic or facsimile transmission) signed by the Company and the Grantee. Nothing in the Notice, the Plan or this Option Agreement (except as expressly provided therein) is intended to confer any rights or remedies on any persons other than the parties. The Notice, the Plan and this Option Agreement are to be construed in accordance with and governed by the internal laws of the State of Colorado without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Colorado to the rights and duties of the parties. Should any provision of the Notice, the Plan or this Option Agreement be determined by a court of law to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.
17. Headings. The captions used in the Notice and this Option Agreement are inserted for convenience and shall not be deemed a part of the Option for construction or interpretation.
18. Dispute Resolution. The provisions of this Section 18 shall be the exclusive means of resolving disputes arising out of or relating to the Notice, the Plan and this Option Agreement. The Company, the Grantee and the Grantee’s assignees (the “parties”) shall attempt in good faith to resolve any disputes arising out of or relating to the Notice, the Plan and this Option Agreement by negotiation between individuals who have authority to settle the controversy. Negotiations shall be commenced by either party by notice of a written statement of the party’s position and the name and title of the individual who will represent the party. Within thirty (30) days of the written notification, the parties shall meet at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary, to resolve the dispute. If the dispute is not resolved by negotiation within ninety (90) days of the written notification, the parties agree that any suit, action, or proceeding arising out of or relating to the Notice, the Plan or this Option Agreement shall be brought in the United States District Court for the District of Colorado (or should such court lack jurisdiction to hear such action, suit or proceeding, in a Colorado state court in Arapahoe County, Colorado) and that the parties shall submit to the jurisdiction of such court. The parties irrevocably waive, to the fullest extent permitted by law, any objection the party may have to the laying of venue for any such suit, action or proceeding brought in such court. The parties also expressly waive any right they have or may have to a jury trial of any such suit, action or proceeding. If any one or more provisions of this Section 18 shall for any reason be held invalid or unenforceable, it is the specific intent of the parties that such provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable.

19. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given, (i) when delivered personally; (ii) when sent by facsimile, with written confirmation of receipt by the sending facsimile machine; (iii) when sent by electronic transmission, upon written confirmation of receipt by the receiving party; (iv) five business days after being sent by registered or certified mail, return receipt requested, postage prepaid; or (v) two business days after deposit with a private industry express courier, with written confirmation of receipt,

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addressed to the other party at its address as shown in these instruments, or to such other address as such party may designate in writing from time to time to the other party.

Signed:
Dated:
Grantee

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EXHIBIT A
ADA-ES AMENDED AND RESTATED 2007 EQUITY INCENTIVE PLAN
EXERCISE NOTICE
ADA-ES, Inc.
8100 SouthPark Way, Unit B
Littleton, CO 80120
Attention: Secretary
1. Effective as of today,                     , the undersigned (“Grantee”) hereby elects to exercise the Grantee’s option to purchase      shares of the Common Stock (the “Shares”) of ADA-ES, Inc. (the “Company”) under and pursuant to the Company’s Amended and Restated 2007 Equity Incentive Plan, as amended from time to time (the “Plan”) and the [    ] Incentive [    ] Non-Qualified Stock Option Award Agreement (the “Option Agreement”) and Notice of Stock Option Award (the “Notice”) dated             ,             . Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Exercise Notice.
2. Representations of the Grantee. The Grantee acknowledges that the Grantee has received, read and understood the Notice, the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions. Grantee further represents and warrants that: Grantee has such knowledge and experience in financial and business matters and/or that Grantee has employed a purchaser representative who has such knowledge and experience in financial and business matters such that Grantee is capable of evaluating, either alone or together with such purchaser representative engaged by Grantee, the merits and risks of exercising the Option and owning the Shares; and (ii) that Grantee is acquiring the Shares subject to the Option for his or her own account and not with any present intention of selling or otherwise distributing the Common Stock, unless the Shares are registered under the Securities Act of 1933, as amended, in which case Grantee will be free to immediately sell the Shares into any market which may exist therefor.
3. Rights as Shareholder. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 10 of the Plan.
The Grantee shall enjoy rights as a shareholder until such time as the Grantee disposes of the Shares or the Company and/or its assignee(s) exercises the Right of First Refusal or the Repurchase Right. Upon such exercise, the Grantee shall have no further rights as a holder of the Shares so purchased except the right to receive payment for the Shares so purchased in accordance with the provisions of the Option Agreement, and the Grantee shall forthwith cause the certificate(s) evidencing the Shares so purchased to be surrendered to the Company for transfer or cancellation.
4. Shareholders Agreement. As a condition precedent to the exercise of the Option, the Grantee agrees to deliver to the Company an executed Shareholders Agreement in the form existing at the time of exercise of the Option (as modified by the Company in its discretion).

5. Delivery of Payment. The Grantee herewith delivers to the Company the full Exercise Price for the Shares, which, to the extent selected, shall be deemed to be satisfied by use of the broker-dealer sale and remittance procedure to pay the Exercise Price provided in Section 4(d) of the Option Agreement.
6. Tax Consultation. The Grantee understands that the Grantee may suffer adverse tax consequences as a result of the Grantee’s purchase or disposition of the Shares. The Grantee represents that the Grantee has consulted with any tax consultants the Grantee deems advisable in connection with the purchase or disposition of the Shares and that the Grantee is not relying on the Company for any tax advice.
7. Taxes. The Grantee agrees to satisfy all applicable federal, state and local income and employment tax withholding obligations and herewith delivers to the Company the full amount of such obligations or has made

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arrangements acceptable to the Company to satisfy such obligations. In the case of an Incentive Stock Option, the Grantee also agrees, as partial consideration for the designation of the Option as an Incentive Stock Option, to notify the Company in writing within thirty (30) days of any disposition of any shares acquired by exercise of the Option if such disposition occurs within two (2) years from the Date of Award or within one (1) year from the date the Shares were transferred to the Grantee. If the Company is required to satisfy any federal, state or local income or employment tax withholding obligations as a result of such an early disposition, the Grantee agrees to satisfy the amount of such withholding in a manner that the Administrator prescribes.
8. Restrictive Legends. The Grantee understands and agrees that unless the Shares are presently registered under the Securities Act of 1933, as amended, the Company may cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:
THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.
9. Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon the Grantee and his or her heirs, executors, administrators, successors and assigns.
10. Headings. The captions used in this Exercise Notice are inserted for convenience and shall not be deemed a part of this agreement for construction or interpretation.
11. Dispute Resolution. The provisions of Section 18 of the Option Agreement shall be the exclusive means of resolving disputes arising out of or relating to this Exercise Notice.
12. Governing Law; Severability. This Exercise Notice is to be construed in accordance with and governed by the internal laws of the State of Colorado without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Colorado to the rights and duties of the parties. Should any provision of this Exercise Notice be determined by a court of law to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.
13. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given (i) when delivered personally; (ii) when sent by facsimile, with written confirmation of receipt by the sending facsimile machine; (iii) when sent by electronic transmission, upon written confirmation of receipt by the receiving party; (iv) five business days after being sent by registered or certified mail, return receipt requested, postage prepaid; or (v) two business days after deposit with a private industry express courier, with written confirmation of receipt, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

14. Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this agreement.
15. Entire Agreement. The Notice, the Plan, the Option Agreement and Shareholders Agreement, if any, are incorporated herein by reference and together with this Exercise Notice constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee’s interest except by means of a writing or writings (including an electronic or facsimile transmission) signed by the Company and the Grantee. Nothing in the Notice, the Plan, the Option Agreement and this Exercise Notice (except as expressly provided therein) is intended to confer any rights or remedies on any persons other than the parties.

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Submitted by:	Accepted by:

GRANTEE:	ADA-ES, Inc., a Colorado corporation

By:

Title:

(Signature)

Address:	Address:

8100 SouthPark Way, Unit B
Littleton, CO 80120

Email:

Facsimile:

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EXHIBIT B
ADA-ES AMENDED AND RESTATED 2007 EQUITY INCENTIVE PLAN
INVESTMENT REPRESENTATION STATEMENT

GRANTEE:

COMPANY:	ADA-ES, Inc.

SECURITY:	COMMON STOCK

AMOUNT:

DATE:
    In connection with the purchase of the above-described securities (the “Shares”), the undersigned Grantee represents to the Company the following:
(a) Grantee is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Grantee is acquiring these Shares for investment for Grantee’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).
(b) Grantee acknowledges and understands that unless the Shares are registered under the Securities Act of 1933, as amended (the “Securities Act”), the shares will constitute “restricted securities” under the Securities Act and will have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon among other things, the bona fide nature of Grantee’s investment intent as expressed herein. Grantee further understands that the Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Grantee further acknowledges and understands that the Company is under no obligation to register the Shares. Grantee understands that unless the Shares are registered under the Securities Act at the time of issuance, the certificate evidencing the Shares will be imprinted with a legend which prohibits the transfer of the Shares unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company.
(c) Grantee is familiar with the provisions of Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions.
If the shares are not registered for resale under an effective registration statement on file with the Securities and Exchange Commission at the time of the exercise of the Option, then the Shares may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the later of the date the Shares were sold by the Company or the date the Shares were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Shares by an affiliate, or by a non-affiliate who subsequently holds the Shares less than two (2) years, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of the paragraph immediately above.

(d) Grantee further understands that if all of the applicable requirements of Rule 144 are not satisfied, that registration under the Securities Act, compliance with Regulation A or some other registration exemption will be required and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering

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and otherwise than pursuant to Rules 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Grantee understands that no assurances can be given that any such other registration exemption will be available in such event.

(e)	Grantee represents that Grantee is a resident of the state of .

Signature of Grantee:

[Print Name of Grantee]

Date:	,

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EXHIBIT C
Addendum to the ADA-ES, Inc.
Amended and Restated 2007 Equity Incentive Plan
Option Agreement
For California Residents Only
    This Addendum is intended to comply with Section 25102(o) of the California Corporations Code and any rules or regulations promulgated thereunder by the California Department of Corporations. Any provision of the Plan or any Option Agreement which is otherwise inconsistent with this Addendum or Section 25102(o) of the California Securities Code shall, without further act or amendment by the Company, be reformed to comply with Section 25102(o) of the California Securities Code. Both the Common Stock and the Options that are the subject of this Addendum if not yet qualified with the California Department of Corporations and not yet exempt from such qualification, are subject to such qualification, and the issuance of the Options prior to the qualification is unlawful unless such issuance is exempt. The rights of the Company and the Option holder with respect to Options that are the subject of this Addendum are expressly conditioned on such exemption being available.
In addition to those provisions set forth in the Plan, any Option Agreement and/or the Stockholders Agreement, Options granted to employees of the Company or an Affiliate resident in California (“California Employees”) will be subject to the following provisions:

1.
Each California Employee will receive financial statements of the Company annually during the period such California Employee has Options outstanding. This requirement does not apply to California Employees who are key employees whose duties in connection with the Company or an Affiliate assure them access to equivalent information.

2.
California Employees will have the right to exercise at least 20% of their Options per year over 5 years from the date the Options are granted, subject to reasonable conditions such as continued employment. However, in the case of Options granted to California Employees who are officers, directors, managers, or consultants of the Company or an Affiliate, the Options may become fully exercisable, subject to reasonable conditions such as continued employment, at any time or during any period established by the Company or an Affiliate.

3.
Unless employment of a California Employee is terminated “for cause” under applicable law, the terms of the Plan, the Option Agreement, the Option grant or California Employee’s contract of employment, the right to exercise the California Employee’s Option in the event of termination of his or her employment, to the extent the California Employee is entitled to exercise such Option on the date his or her employment terminates, shall be as follows:

(i)	Such Option may be exercised for at least 6 months from the date of such termination, if termination was caused by death or Disability.

(ii)	Such Option may be exercised for at least 30 days from the date of such termination if termination was caused by other than death or Disability.
Notwithstanding the foregoing, such Option may not be exercised after the expiration of the stated period of the Option.

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4.
At the discretion of the Committee, the Company may reserve to itself and/or its assignee in the Option Agreement, or any other agreement with the California Employee, a right to repurchase Common Stock held by a California Employee or his or her transferee in the event of such California Employee’s termination of employment with the Company or an Affiliate at any time within 90 days after the date of such termination (or in the case of Common Stock issued upon exercise of an Option after such termination date, within 90 days after the date of such exercise) for cash or cancellation of purchase money indebtedness, at:

(A)
no less than the Fair Market Value of such Common Stock as of the date of such termination of employment, provided that such right to repurchase Common Stock terminates when the common Stock has become publicly traded; or

(B)
the Option holder’s original purchase price, provided that such right to repurchase Common Stock at the original purchase price lapses at the rate of at lease 20% of the Common Stock subject to the Option per year over 5 years from the date the Option is granted (without respect to the date the Option was exercised or became exercisable).

Notwithstanding the foregoing, the Common Stock held by a California Employee who is an officer, director, manager or consultant of the Company or an Affiliate may be subject to additional or greater restrictions than those set forth in this item 4 above.

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RESTRICTED STOCK PURCHASE AGREEMENT
ADA-ES, INC. AMENDED AND RESTATED 2007 EQUITY INCENTIVE PLAN
[Preliminary Note: Language appearing in boldface and angle brackets in both the Notice and the Agreement refers to provisions that are electable, and the language must be reviewed and either included or removed, as appropriate, in the process of finalizing all agreements.]
NOTICE OF RESTRICTED STOCK PURCHASE AWARD
Grantee’s Name and Address:

You have been granted the right to purchase shares of Common Stock of the Company, subject to the terms and conditions of this Notice of Restricted Stock Purchase Award (the “Notice”), under the ADA-ES, INC. Amended and Restated 2007 Equity Incentive Plan, as amended from time to time (the “Plan”) and the Restricted Stock Purchase Award Agreement (the “Agreement”) attached hereto, as follows. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Notice.

Award Number:

Grant Date:

Vesting Commencement
Date:

Purchase Price per Share:

Total Number of Shares
Of Common Stock
Awarded:

Total Purchase Price:

Award Number:                                Vesting Schedule:
Subject to Grantee’s Continuous Service and other limitations set forth in this Notice, the Agreement and the Plan, the Shares will “vest” in accordance with the following schedule:
NOTE: CHOOSE ONE OF THE FOLLOWING ALTERNATIVES, OR SOME OTHER VESTING SCHEDULE. ANY INAPPLICABLE LANGUAGE SHOULD BE DELETED FOR FINALIZING THE DOCUMENTS FOR THE GRANT.
<25% of the Total Number of Shares of Common Stock Awarded shall vest twelve (12) months after the Vesting Commencement Date, and 1/48 of the Total Number of Shares of Common Stock Awarded shall vest each month thereafter until the Shares are fully vested.>

<25% of the Total Number of Shares of Common Stock Awarded shall vest twelve (12) months after the Vesting Commencement Date, and an additional 25% of the Total Number of Shares of Common Stock Awarded shall vest on each yearly anniversary of the Vesting Commencement Date thereafter.>

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<25% of the Total Number of Shares of Common Stock Awarded shall vest twelve (12) months after the Vesting Commencement Date, and 1/16 of the Total Number of Shares of Common Stock Awarded shall vest on each three (3) month anniversary of the Vesting Commencement Date thereafter.>
<During any authorized leave of absence, the vesting of the Shares shall be suspended <after the leave of absence exceeds a period of <ninety (90)> days>. Vesting of the Shares shall resume upon the Grantee’s termination of the leave of absence and return to Continuous Service. The Vesting Schedule of the Shares shall be extended to the length of the suspension.>
<In the event of Grantee’s change in status from Employee or Director to Consultant, the vesting of the Shares shall continue only to the extent determined by the Administrator as of such change in status.>
For purposes of this Notice and the Agreement, the term “vest” shall mean, with respect to any Shares, that such Shares are no longer subject to repurchase at the Purchase Price per Share; provided, however, that such Shares shall remain subject to other restrictions on transfer set forth in the Agreement or the Plan. Shares that have not vested are deemed “Restricted Shares.” If the Grantee would become vested in a fraction of a Restricted Share, such Restricted Share shall not vest until the Grantee becomes vested in the entire Share. Notwithstanding the foregoing, the Shares subject to this Notice will be subject to the provisions of the Agreement and Section 11 of the Plan relating to the release of repurchase and forfeiture provisions in the event of a Corporate Transaction or Change of Control.
IN WITNESS WHEREOF, the Company and the Grantee have executed this Notice and agree that the Award is to be governed by the terms and conditions of this Notice, the Plan, and the Agreement, and that signed copies of this Notice and the Agreement (including signed copies of Exhibits A, B and C thereto, as applicable) have been exchanged between the parties.

ADA-ES, INC.

By:

Title:

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THE GRANTEE ACKNOWLEDGES AND AGREES THAT THE SHARES SHALL VEST, IF AT ALL, ONLY DURING THE PERIOD OF GRANTEE’S CONTINUOUS SERVICE (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS AWARD OR ACQUIRING SHARES HEREUNDER). THE GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS NOTICE, THE AGREEMENT, NOR IN THE PLAN, SHALL CONFER UPON THE GRANTEE ANY RIGHT WITH RESPECT TO CONTINUATION OF GRANTEE’S CONTINUOUS SERVICE, NOR SHALL IT INTERFERE IN ANY WAY WITH THE GRANTEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE GRANTEE’S CONTINUOUS SERVICE AT ANY TIME, WITH OR WITHOUT CAUSE, AND WITH OR WITHOUT NOTICE. THE GRANTEE ACKNOWLEDGES THAT UNLESS THE GRANTEE HAS A WRITTEN EMPLOYMENT AGREEMENT WITH THE COMPANY TO THE CONTRARY, GRANTEE’S STATUS IS AT WILL.
The Grantee acknowledges receipt of a copy of the Plan and the Agreement (including Exhibits A, B & C thereto) and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts the Award subject to all of the terms and provisions hereof and thereof. The Grantee has reviewed this Notice, the Agreement and the Plan in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Notice and fully understands all provisions of this Notice, the Agreement and the Plan. The Grantee hereby agrees that all disputes arising out of or relating to this Notice, the Plan and the Agreement shall be resolved in accordance with Section 21 of the Agreement. The Grantee further agrees to notify the Company upon any change in the residence address indicated in this Notice.

Dated:	Signed:	______________________________________

	Print Name:	______________________________________

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Award Number:
ADA-ES INC. AMENDED AND RESTATED 2007 EQUITY INCENTIVE PLAN
RESTRICTED STOCK PURCHASE AWARD AGREEMENT
1. Purchase of Shares. ADA-ES INC., a Colorado corporation (the “Company”), hereby issues and sells to the Grantee (the “Grantee”) named in the Notice of Restricted Stock Purchase Award (the “Notice”), the Total Number of Shares of Common Stock Awarded set forth in the Notice (the “Shares”) for a Purchase Price per Share set forth in the Notice (the “Total Purchase Price”), subject to the Notice, this Restricted Stock Purchase Award Agreement (the “Agreement”) and the terms and provisions of the Company’s Amended and Restated 2007 Equity Incentive Plan, as amended from time to time (the “Plan”), which is incorporated herein by reference. Payment for the Shares in the amount of the Total Purchase Price set forth in the Notice shall be made to the Company upon execution of the Notice. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Agreement. All Shares sold hereunder will be deemed issued to the Grantee as fully paid and nonassessable shares, and the Grantee will have the right to vote the Shares at meetings of the Company’s shareholders. The Company shall pay any applicable stock transfer taxes imposed upon the issuance of the Shares to the Grantee hereunder.
2. Method of Payment. Payment of the Total Purchase Price shall be by any of the following, or a combination thereof, at the election of the Grantee; provided, however, that such payment method does not then violate an Applicable Law:

(a)	cash;

(b)	check; or

(c)	<provided that the Total Purchase Price for the Shares being purchased exceeds < thousand dollars ($ ,000)>, payment pursuant to a promissory note as described below.

(i)	The promissory note shall have a term of ( ) years with principal and interest payable in ( ) equal annual installments;

(ii)	The promissory note shall bear interest at the minimum rate required by the federal tax laws to avoid the imputation of >interest income to the Company and compensation income to the Grantee;

(iii)
The Grantee shall be personally liable for payment of the promissory note and the promissory note shall be secured by the Shares purchased upon delivery of the promissory note, or such other collateral of equal or greater value, in a manner satisfactory to the Administrator with such documentation as the Administrator may request; and

(iv)
The promissory note shall become due and payable upon the occurrence of any or all of the following events: (A) the sale or >transfer of the Shares purchased with the promissory note; (B) termination of the Grantee’s Continuous Service for any reason other than death or disability; or (C) the first anniversary of the termination of the Grantee’s Continuous Service due to death or disability.>

NOTE: If the Company is going to extend credit, it must confirm that it complies with any applicable Federal Reserve requirements relating to the extension of credit>

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3. Transfer Restrictions. The Shares sold to the Grantee hereunder may not be sold, transferred by gift, pledged, hypothecated, or otherwise transferred or disposed of by the Grantee prior to the date when the Shares become vested pursuant to the Vesting Schedule set forth in the Notice. Any attempt to transfer Restricted Shares in violation of this Section 3 will be null and void and will be disregarded. Before the Shares fully vest, the Shares will be subject to the Company’s Repurchase Rights as set forth in Section 9 below.
4. Escrow of Stock. For purposes of facilitating the enforcement of the provisions of this Agreement, the Grantee agrees, immediately upon receipt of the certificate(s) for the Restricted Shares, to deliver such certificate(s), together with an Assignment Separate from Certificate in the form attached hereto as Exhibit A, executed in blank by the Grantee and the Grantee’s spouse (if required for transfer) with respect to each such stock certificate, to the Secretary or Assistant Secretary of the Company, or their designee, to hold in escrow for so long as such Restricted Shares have not vested pursuant to the Vesting Schedule set forth in the Notice and continue to be subject to the Company’s Repurchase Rights, with the authority to take all such actions and to effectuate all such transfers and/or releases as may be necessary or appropriate to accomplish the objectives of this Agreement in accordance with the terms hereof. The Grantee hereby acknowledges that the appointment of the Secretary or Assistant Secretary of the Company (or their designee) as the escrow holder hereunder with the stated authorities is a material inducement to the Company to make this Agreement and that such appointment is coupled with an interest and is accordingly irrevocable. The Grantee agrees that such escrow holder shall not be liable to any party hereto (or to any other party) for any actions or omissions unless such escrow holder is grossly negligent relative thereto. The escrow holder may rely upon any letter, notice or other document executed by any signature purported to be genuine and may resign at any time. Upon the vesting of all Restricted Shares and termination of the Company’s <Right of First Refusal> <and Repurchase Right>, the escrow holder will, without further order or instruction, transmit to the Grantee the certificate evidencing such Shares, subject, however, to satisfaction of any withholding obligations provided in Section 6 below, <and subject to the terms of any security agreement executed in connection with the purchase of the Shares by means of a promissory note>
5. Distributions. Except as set forth in Section 9(e), the Company shall disburse to the Grantee all dividends and other distributions paid or made in cash with respect to the Shares and Additional Securities (whether vested or not), less any applicable withholding obligations.
6. Section 83(b) Election and Withholding of Taxes. The Grantee shall provide the Administrator with a copy of any timely election made pursuant to Section 83(b) of the Internal Revenue Code or similar provision of state law (collectively, an “83(b) Election”), a form of which is attached hereto as Exhibit B. If the Grantee makes a timely 83(b) Election, the Grantee shall immediately pay the Company the amount necessary to satisfy any applicable foreign, federal, state, and local income and employment tax withholding obligations. If the Grantee does not make a timely 83(b) Election, the Grantee shall, as Restricted Shares vest, or at the time withholding is otherwise required by any Applicable Law, pay the Company the amount necessary to satisfy any applicable foreign, federal, state, and local income and employment tax withholding obligations. The Grantee may satisfy his or her withholding obligations by authorizing the Company to transfer to the Company the number of vested Shares held in escrow that have an aggregate Fair Market Value equal to the withholding obligations. The Grantee hereby represents that he or she understands (a) the contents and requirements of the 83(b) Election, (b) the application of Section 83(b) to the receipt of the Shares by the Grantee pursuant to this Agreement, (c) the nature of the election to be made by the Grantee under Section 83(b) and the consequences of either making or not making the 83(b) Election, and (d) the effect and requirements of the 83(b) Election under relevant state and local tax laws. The Grantee further represents that he or she intends OR does not intend to file an election pursuant to Section 83(b) with the Internal Revenue Service within thirty (30) days following the date of this Agreement, and submit a copy of such election with his or her federal tax return for the calendar year in which the date of this Agreement falls.
[NOTE: Grantee must cross through the inapplicable language in the preceding paragraph, and initial here:                     .]
7. Additional Securities. Any securities received as the result of ownership of the Restricted Shares (the “Additional Securities”), including, but not by way of limitation, warrants, options and securities received as a stock dividend or stock split, or as a result of a recapitalization or reorganization or other similar change in the Company’s capital structure, shall be retained in escrow in the same manner and subject to the same conditions and restrictions as the Restricted Shares with respect to which they were issued, including, without limitation, the Vesting Schedule set

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forth in the Notice and the Company’s Repurchase Rights. The Grantee shall be entitled to direct the Company to exercise any warrant, option or other right received as Additional Securities upon supplying the funds necessary to do so, in which event the securities so purchased shall constitute Additional Securities, but the Grantee may not direct the Company to sell any such warrant, option or right. If Additional Securities consist of a convertible security, the Grantee may exercise any conversion right, and any securities so acquired shall constitute Additional Securities. Appropriate adjustments to reflect the distribution of Additional Securities shall be made to the price per share to be paid upon the exercise of the Repurchase Right in order to reflect the effect of any such transaction upon the Company’s capital structure. In the event of any change in certificates evidencing the Shares or the Additional Securities by reason of any recapitalization, reorganization or other transaction that results in the creation of Additional Securities, the escrow holder is authorized to deliver to the issuer the certificates evidencing the Shares or the Additional Securities in exchange for the certificates of the replacement securities.
8. Company’s Repurchase Rights.
(a)(Grant of Repurchase Rights. The Company is hereby granted the right to repurchase all or any portion of the Shares that are Restricted Shares (the “Repurchase Right”) exercisable at any time during the period commencing on the date the Grantee’s Continuous Service terminates for any reason, with or without cause (including death or disability) (the “Termination Date”) and ending ninety (90) days after the first date on which the Repurchase Right may be exercised without incurring an accounting expense with respect to such exercise (the “Share Repurchase Period”).
(b) Exercise of the Repurchase Right. The Repurchase Right shall be exercisable by written notice delivered to the Grantee prior to the expiration of the Share Repurchase Period. The notice shall indicate the number of Shares to be repurchased and the date on which the repurchase is to be effected, such date to be not later than the last day of the Share Repurchase Period. On the date on which the repurchase is to be effected, the Company and/or its assigns shall pay to the Grantee in cash or cash equivalents (including the cancellation of any purchase-money indebtedness) for Restricted Shares being repurchased, the Purchase Price per Share previously paid by the Grantee to the Company for such Shares. Upon such payment to the Grantee or into escrow for the benefit of the Grantee, the Company and/or its assigns shall become the legal and beneficial owner of the Shares being repurchased and all rights and interest thereon or related thereto, and the Company shall have the right to transfer to its own name or its assigns the number of Shares being repurchased, without further action by the Grantee.
(c) Assignment. Whenever the Company shall have the right to purchase Shares under this Repurchase Right, the Company may designate and assign one or more employees, officers, directors or shareholders of the Company or other persons or organizations, to exercise all or a part of the Company’s Repurchase Right.
(d) Termination of the Repurchase Right. The Repurchase Right shall terminate with respect to any Shares for which it is not timely exercised. In addition, the Repurchase Right shall terminate, and cease to be exercisable, with respect to all vested Shares upon the date on which such shares cease to be Restricted Shares.
(e) Corporate Transaction/ Change of Control. Immediately prior to the consummation of a Corporate Transaction described in Section 2(q)(i), (ii) or (iii) of the Plan or a Change of Control, the Repurchase Right as to all vested Shares shall automatically lapse in its entirety, except to the extent this Agreement is Assumed, in which case the Repurchase Right shall apply to the new capital stock or other property received in exchange for the vested Shares in consummation of the Corporate Transaction or Change of Control, but only to the extent the vested Shares are at the time covered by such right. The Repurchase Right as to Restricted Shares shall apply to the new capital stock or other property (including cash paid other than as a regular cash dividend) received in exchange for the Shares in consummation of the Corporate Transaction and such stock or property shall be deemed Additional Securities for purposes of this Agreement, but only to the extent the Shares are at the time covered by such Repurchase Right. Appropriate adjustments shall be made to the price per share payable upon exercise of the Repurchase Right to reflect the effect of the Corporate Transaction or Related Entity Disposition.

<NOTE: This section does not contemplate the termination of the Repurchase Right for unvested Shares upon a Corporate Transaction or Related Entity Disposition. If the Repurchase Right for unvested Shares were to terminate on an acquisition, the Award is in effect “accelerated,” in that the Grantee would receive full consideration for the shares on a Corporate Transaction although the vesting time periods have not elapsed.

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Consideration should be given to whether either of the following provisions should be added to all agreements or to agreements for specific individuals. <To the extent that this Agreement will not be Assumed, the Repurchase Right as to such Restricted Shares shall automatically lapse.> Another possibility is to give the Company the option to repurchase the unvested Shares (at the Exercise Price per Share for the unvested Shares) in a Corporate Transaction if the Agreement is not Assumed. [Such a provision would mean that the Grantee only receives the acquisition consideration for the vested shares and results in the Grantee receiving the consideration that he would have received if he had vested options rather than purchased shares.] <To the extent that this Agreement is not Assumed, the Company shall have the Repurchase Right as to such Restricted Shares pursuant to Section 9(a) of this Agreement, except that the Share Repurchase Period shall be the sixty (60) day period immediately preceding the consummation of the Corporate Transaction or Related Entity Disposition.>
9. Stop-Transfer Notices. In order to ensure compliance with the restrictions on transfer set forth in this Agreement, the Notice or the Plan, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.
10. Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.
11. Restrictive Legends. Grantee understands and agrees that the Company may cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares, as applicable, together with any other legends that may be required by the Company or by state or federal securities laws:
THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.
THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER, A REPURCHASE RIGHT HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE RESTRICTED STOCK PURCHASE AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER SUCH TRANSFER RESTRICTIONS AND REPURCHASE RIGHT ARE BINDING ON TRANSFEREES OF THESE SHARES.
12. Lock-Up Agreement.
(a) Agreement. Grantee, if such person is an officer, director or owner of greater than 5% of the Common Stock of the Company at such time (including, for purposes of determining stock ownership, shares of Common Stock issuable upon exercise of options or warrants, or conversion of securities convertible into shares of Common Stock), and if requested by the Company and the lead underwriter of any public offering of the Common Stock or other securities of the Company (the “Lead Underwriter”), hereby irrevocably agrees not to sell, contract to sell, grant any option to purchase, transfer the economic risk of ownership in, make any short sale of, pledge or otherwise transfer or dispose of any interest in any Common Stock or any securities convertible into or exchangeable or exercisable for or any other rights to purchase or acquire Common Stock (except Common Stock included in such public offering or acquired on the public market after such offering) during the 180-day period following the effective date of a registration statement of the Company filed under the Securities Act of 1933, as amended, or such shorter period of time as the Lead Underwriter shall specify. Grantee further agrees to sign such documents as may be requested by the Lead Underwriter to effect the foregoing and agrees that the Company may impose stop-transfer instructions with respect to such Common Stock subject until the end of such period. The Company and Grantee acknowledge that each Lead Underwriter of a public offering of the Company’s stock, during the period of such offering and for the 180-day period thereafter, is an intended beneficiary of this Section 13.

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(b) No Amendment Without Consent of Underwriter. During the period from identification as a Lead Underwriter in connection with any public offering of the Company’s Common Stock until the earlier of (i) the expiration of the lock-up period specified in Section 13(a) in connection with such offering or (ii) the abandonment of such offering by the Company and the Lead Underwriter, the provisions of this Section 13 may not be amended or waived except with the consent of the Lead Underwriter.
12. Grantee’s Representations. In the event the Shares purchasable pursuant to this Agreement have not been registered under the Securities Act of 1933, as amended, at the time of purchase, the Grantee shall, if required by the Company, concurrently with the purchase of the Shares, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit C.
13. Transferability. No benefit payable under, or interest in, this Agreement or in the shares of Common Stock that are scheduled to be issued hereunder shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge and any such attempted action shall be void and no such benefit or interest shall be, in any manner, liable for, or subject to, your or your beneficiary’s debts, contracts, liabilities or torts; provided, however, nothing in this Section 14 shall prevent transfer (i) by will, (ii) by applicable laws of descent and distribution or (iii) to an Alternate Payee to the extent that a QDRO so provides, as further described in Section 20 of the Plan.
14. No Contract for Employment. This Agreement is not an employment or service contract and nothing in this Agreement shall be deemed to create in any way whatsoever any obligation of the Grantee to continue in the employ or service of the Company, or of the Company to continue to employ Grantee.
15. Applicability of Plan. This Agreement is subject to all the provisions of the Plan, which provisions are hereby made a part of this Agreement, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of this Agreement and those of the Plan, the provisions of the Plan shall control.
16. No Compensation Deferral. This Award is not intended to constitute “nonqualified deferred compensation” within the meaning of Code Section 409A, but rather is intended to be exempt from the application of Code Section 409A. To the extent that the Award is nevertheless deemed to be subject to Code Section 409A for any reason, this Award shall be interpreted in accordance with Code Section 409A and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Grant Date. Notwithstanding any provision herein to the contrary, in the event that following the Grant Date, the Administrator (as defined in the Plan) determines that the Award may be or become subject to Code Section 409A, the Administrator may adopt such amendments to the Plan and/or this Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (a) exempt the Plan and/or the Award from the application of Code Section 409A and/or preserve the intended tax treatment of the benefits provided with respect to this option, or (b) comply with the requirements of Code Section 409A. Any such action may include, but is not limited to, delaying payment, to the extent required in order to avoid accelerated taxation and/or tax penalties under Code Section 409A, to a Grantee who is a “specified employee” within the meaning of Code Section 409A to the first day following the six-month period (or, if earlier, the date of the Grantee’s death) on the date of the Grantee’s “separation of service” as defined in Code Section 409A. The Company shall use commercially reasonable efforts to implement the provisions of this Section 17 in good faith; provided that neither the Company, the Administrator nor any Employee, Director or representative of the Company or of any of its Affiliates shall have any liability to with respect to this Section 17.

17. Acknowledgement. By electing to accept this Agreement, you acknowledge receipt of this Agreement and hereby confirm your understanding that the terms set forth in this Agreement constitute, subject to the terms of the Plan, which terms shall control in the event of any conflict between the Plan and this Agreement, the entire agreement and understanding of the parties with respect to the matters contained herein and supersede any and all prior agreements, arrangements and understandings, both oral and written, between the parties concerning the subject matter of this Agreement. The Company may, in its sole discretion, decide to deliver any documents related to Units awarded under the Plan or future Units that may be awarded under the Plan by electronic means or request your consent to participate in the Plan by electronic means. You hereby consent to receive such documents by electronic delivery and agree to

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participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.
18. Entire Agreement: Governing Law. The Notice, the Plan and this Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee’s interest except by means of a writing signed by the Company and the Grantee. These agreements are to be construed in accordance with and governed by the internal laws of the State of Delaware, without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Delaware to the rights and duties of the parties. Should any provision of the Notice or this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.
19. Headings. The captions used in this Agreement are inserted for convenience and shall not be deemed a part of this Agreement for construction or interpretation.
20. Dispute Resolution The provisions of this Section 21 shall be the exclusive means of resolving disputes arising out of or relating to the Notice, the Plan and this Agreement. The Company, the Grantee, and the Grantee’s assignees (the “parties”) shall attempt in good faith to resolve any disputes arising out of or relating to the Notice, the Plan and this Agreement by negotiation between individuals who have authority to settle the controversy. Negotiations shall be commenced by either party by notice of a written statement of the party’s position and the name and title of the individual who will represent the party. Within thirty (30) days of the written notification, the parties shall meet at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary, to resolve the dispute. If the dispute has not been resolved by negotiation, the parties agree that any suit, action, or proceeding arising out of or relating to the Notice, the Plan or this Agreement shall be brought in the Courts of the State of Colorado, and the parties shall submit to the jurisdiction of such courts. The parties irrevocably waive, to the fullest extent permitted by law, any objection the party may have to the laying of venue for any such suit, action or proceeding brought in such court. THE PARTIES ALSO EXPRESSLY WAIVE ANY RIGHT THEY HAVE OR MAY HAVE TO A JURY TRIAL OF ANY SUCH SUIT, ACTION OR PROCEEDING. If any one or more provisions of this Section 17 shall for any reason be held invalid or unenforceable, it is the specific intent of the parties that such provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable.
21. Compliance with Laws. Notwithstanding anything contained in this Agreement or the Plan, the Company may not take any actions hereunder, and no award shall be granted, that would violate the Securities Act of 1933, as amended (the “Act”), the Securities Exchange Act of 1934, as amended, the Code, or any other securities or tax or other applicable law or regulation. Notwithstanding anything to the contrary contained herein, the shares issuable upon vesting shall not be issued unless such shares are then registered under the Act, or, if such shares are not then so registered, the Company has determined that such vesting and issuance would be exempt from the registration requirements of the Act.
22. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail (if the parties are within the United States) or upon deposit for delivery by an internationally recognized express mail courier service (for international delivery of notice), with postage and fees prepaid, addressed to the other party at its address as shown beneath its signature in the Notice, or to such other address as such party may designate in writing from time to time to the other party.

Signature of Grantee:

[Printed Name of Grantee]

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Date:	,

ADA-ES, Inc.:

By:

[Printed Name and Title of Officer]

Date:	,

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EXHIBIT A
STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE
[Please sign this document but do not date it. The date and information of the transferee will be completed if and when the shares are assigned.]
FOR VALUE RECEIVED,                           hereby sells, assigns and transfers unto                      ,                      (            ) shares of the Common Stock of ADA-ES, Inc., a Colorado corporation (the “Company”), standing in his name on the books of, the Company represented by Certificate No.               herewith, and does hereby irrevocably constitute and appoint the Secretary of the Company attorney to transfer the said stock in the books of the Company with full power of substitution.
DATED:

The undersigned spouse of                       joins in this assignment.
Dated:

(Spouse of )

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EXHIBIT B
ELECTION UNDER SECTION 83(b)
OF THE INTERNAL REVENUE CODE OF 1986
The undersigned taxpayer hereby elects, pursuant to the Internal Revenue Code, to include in gross income for 20      the amount of any compensation taxable in connection with the taxpayer’s receipt of the property described below:

1.	The name, address, taxpayer identification number and taxable year of the undersigned are:
    TAXPAYER’S NAME:
    SPOUSE’S NAME:
    TAXPAYER’S SOCIAL SECURITY NO.:
    SPOUSE’S SOCIAL SECURITY NO.:
    TAXABLE YEAR: Calendar Year 20
    ADDRESS:

2.	The property which is the subject of this election is shares of common stock of ADA-ES, Inc.

3.	The property was transferred to the undersigned on , 20 .

4.	The property is subject to the following restrictions.

5.	The fair market value of the property at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) is:
$          per share x      shares = $         .

6.	The undersigned paid $ per share x shares for the property transferred or a total of $ .
The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned’s receipt of the above-described property. The undersigned taxpayer is the person performing the services in connection with the transfer of said property.
The undersigned will file this election with the Internal Revenue Service office to which he files his annual income tax return not later than 30 days after the date of transfer of the property. A copy of the election also will be furnished to the person for whom the services were performed. Additionally, the undersigned will include a copy of the election with his income tax return for the taxable year in which the property is transferred. The undersigned understands that this election will also be effective as an election under               law.

Dated:
Taxpayer
The undersigned spouse of taxpayer joins in this election.

Dated:
Spouse of Taxpayer

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EXHIBIT C
ADA-ES, INC. AMENDED AND RESTATED 2007 EQUITY INCENTIVE PLAN
INVESTMENT REPRESENTATION STATEMENT

GRANTEE	:

COMPANY	:

SECURITY	:	COMMON STOCK

AMOUNT	:

DATE	:
    In connection with the purchase of the above-listed Securities, the undersigned Grantee represents to the Company the following:
(a) Grantee is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Grantee is acquiring these Securities for investment for Grantee’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).
(b) Grantee acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon among other things, the bona fide nature of Grantee’s investment intent as expressed herein. In this connection, Grantee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Grantee’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Grantee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Grantee further acknowledges and understands that the Company is under no obligation to register the Securities. Grantee understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company.
(c) Grantee is familiar with the provisions of Rule 144 promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. The Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than two years, (1) the resale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable. Other restrictions may also apply to sales of the Securities, and Grantee understands that the Securities may not be readily resold, and that delays may occur in selling the Securities, even if they are eligible for sale under Rule 144.

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(d) Grantee further understands that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Grantee understands that no assurances can be given that any such other registration exemption will be available in such event, and that the Securities may not be salable by Grantee.
(e) Grantee represents that he is a resident of the State of                          .

Signature of Grantee:

[Print Name]

Date:

ADA-ES, INC.

By:

Title:

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